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                                                                    Exhibit 23.2

                    [PricewaterhouseCoopers LLP Letterhead]

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 5, 1999, appearing on Page F-2 of Doral Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts."


/s/PricewaterhouseCoopers LLP

San Juan, Puerto Rico

April 14, 1999